

                      EFTC CORPORATION AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS
                         December 31, 1999 and 1998

              (Dollars in Thousands, Except Per Share Amounts)

  ASSETS
  ------
                                                                                         1999               1998
                                                                                         ----               ----
Current Assets:
     Cash and equivalents                                                                $ 716               $ 623
     Trade receivables, net of allowance for doubtful
       accounts of $3,689 and $1,322, respectively                                      26,094              34,123
     Inventories, net                                                                   66,108              60,759
     Income taxes receivable                                                             2,106                 125
     Deferred income taxes                                                                   -               5,259
     Prepaid expenses and other                                                          2,795               2,241
                                                                                        ------             -------
            Total Current Assets                                                        97,819             103,130
                                                                                        ------             -------
Property, Plant and Equipment, at cost:
     Leasehold improvements                                                              2,797               1,589
     Buildings and improvements                                                          1,172              17,143
     Manufacturing machinery and equipment                                              16,496              17,435
     Furniture, computer equipment and software                                         12,726               9,411
                                                                                        ------             -------
         Total                                                                          33,191              45,578
     Less accumulated depreciation and amortization                                     (9,614)             (6,959)
                                                                                        ------             -------
            Net Property, Plant and Equipment                                           23,577              38,619
                                                                                        ------             -------
Intangible and Other Assets:
     Goodwill, net of accumulated amortization
       of $758 and $2,111, repectively                                                   7,264              44,848
     Intellectual property, net of accumulated amortization
       of $699 and $233, repectively                                                     4,289               2,861
     Debt issuance costs, net of accumulated amortization
       of $97 and $241, respectively                                                       460                 986
     Deposits and other                                                                  3,661                 222
                                                                                        ------             -------
            Total Intangible and Other Assets                                           15,674              48,917
                                                                                        ------             -------
                                                                                     $ 137,070           $ 190,666
                                                                                ===============   =================

                      EFTC CORPORATION AND SUBSIDIARIES

                         December 31, 1999 and 1998
              (Dollars in Thousands, Except Per Share Amounts)


  LIABILITIES AND SHAREHOLDERS' EQUITY
  ------------------------------------
                                                                                        1999                1998
                                                                                        -----               ----
Current Liabilities:
     Current maturities of long-term debt:
         Related parties                                                               $ 5,018               $ 225
         Banks                                                                               -               3,890
     Accounts payable                                                                   46,985              27,272
     Accrued compensation and benefits                                                   4,993               2,980
     Deposit on inventory finance arrangement                                                -               5,600
     Other accrued liabilities                                                           8,536               4,127
                                                                                        ------             -------
         Total Current Liabilities                                                      65,532              44,094

Long-term Liabilities:

     Long-term debt, net of current maturities:

         Related parties                                                                 4,792              15,098
         Banks                                                                          33,184              35,770
     Deferred income taxes                                                                   -                 725
     Other                                                                               6,138                   -
                                                                                        ------             -------

         Total Liabilities                                                             109,646              95,687
                                                                                       -------             -------

Commitments and Contingencies (Notes 8, 9 and 11)

Shareholders' Equity:

     Preferred stock, $.01 par value. Authorized

         5,000,000 shares; none issued or outstanding                                        -                   -
     Common stock, $.01 par value. Authorized 45,000,000 shares;
          issued and outstanding 15,543,000 shares                                         155                 155
     Additional paid-in capital                                                         91,992              91,990
     Retained earnings (deficit)                                                       (64,723)              2,834
                                                                                        ------             -------

         Total Shareholders' Equity                                                     27,424              94,979
                                                                                        ------             -------

                                                                                     $ 137,070           $ 190,666
                                                                                ===============   =================

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

               EFTC CORPORATION AND SUBSIDIARIES

                               CONSOLIDATED STATEMENTS OF OPERATIONS
         Years Ended December 31, 1999, 1998 and 1997
                (Dollars In Thousands, Except Per Share Amounts)

                                                                           1999                1998                 1997
                                                                           ----                ----                 ----

Net Sales                                                              $ 221,864           $ 226,780            $ 122,079
                                                                       ---------           ---------            ---------
Cost of Goods Sold                                                       223,951             200,581              102,166
         Gross profit (loss)                                              (2,087)             26,199               19,913

Operating Costs and Expenses:
     Selling, general and administrative expenses                         31,884              23,038               12,711
     Impairment of property, plant and equipment                           2,822               3,342                    -
     Goodwill amortization                                                 1,133               1,564                  547
     Merger costs                                                              -               1,048                    -
                                                                       ---------           ---------            ---------
         Total operating costs and expenses                               35,839              28,992               13,258
                                                                       ---------           ---------            ---------
         Operating income (loss)                                         (37,926)             (2,793)               6,655

Other Income (Expense):
     Interest expense                                                     (6,516)             (4,312)              (2,411)
     Loss on sale of division                                            (20,565)                  -                    -
     Gain (loss) on sale of property, plant and equipment                   (315)                400                1,156
     Other, net                                                              (55)               (104)                 139
                                                                       ---------           ---------            ---------

         Income (loss) before income taxes                               (65,377)             (6,809)               5,539
Income Tax Benefit (Expense)                                              (2,180)              2,631               (2,118)
                                                                       ---------           ---------            ---------
         Net income (loss)                                             $ (67,557)           $ (4,178)             $ 3,421
                                                               =================   =================    =================

Pro Forma Information (Unaudited):

     Historical Net Income (Loss)                                      $ (67,557)           $ (4,178)             $ 3,421
     Pro Forma Adjustment to Income Taxes                                      -                (317)                 (41)
                                                                       ---------           ---------            ---------
         Pro Forma Net Income (Loss)                                   $ (67,557)           $ (4,495)             $ 3,380
                                                               =================   =================    =================
Pro Forma Income (Loss) Per Share:
     Basic                                                               $ (4.35)            $ (0.31)              $ 0.40
                                                               =================   =================    =================
     Diluted                                                             $ (4.35)            $ (0.31)              $ 0.38
                                                               =================   =================    =================
Weighted Average Shares Outstanding:
     Basic                                                            15,543,000          14,730,000            8,502,000
                                                               =================   =================    =================
     Diluted                                                          15,543,000          14,730,000            8,955,000
                                                               =================   =================    =================
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